Exhibit 10.2

EXECUTION COPY

FOURTH AMENDMENT TO TERM LOAN AGREEMENT AND WAIVER

THIS FOURTH AMENDMENT TO TERM LOAN AGREEMENT AND WAIVER is made as of June 6, 2014 (this “Amendment”) with reference to that certain Term Loan Agreement dated as of December 16, 2010 (as amended and as in effect immediately prior to the effectiveness of this Amendment, the “Term Loan Agreement”), among CommonWealth REIT, a real estate investment trust organized under the laws of the State of Maryland (the “Borrower”), the lenders parties thereto (the “Lenders”), Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), and certain other parties.

WHEREAS, the Borrower notified the Administrative Agent and the Lenders that an Event of Default occurred under Section 10.1.(l)(ii) of the Term Loan Agreement as a result of the entire Board of Trustees being removed without cause pursuant to shareholder written consents (the “Change of Control Event of Default”);

WHEREAS, the Borrower, the Administrative Agent and the Lenders entered into that certain Forbearance Agreement Regarding Term Loan Agreement dated as of April 11, 2014 (the “Forbearance Agreement”) with respect to the Change of Control Event of Default and certain other specified Events of Default; and

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders waive the Change of Control Event of Default and certain other specified Events of Default.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties hereto agree as follows:

Section 1.  Waiver.  Subject to the terms and conditions of this Amendment, the Administrative Agent and the Lenders hereby waive the following Events of Default (the “Specified Events of Default”):

(a)                                 the Change of Control Event of Default;

(b)                                 the Event of Default occurring under Section 10.1.(b)(ii) of the Term Loan Agreement resulting from the failure of the Compliance Certificate provided by the Borrower pursuant to Section 8.3. of the Term Loan Agreement for the fiscal quarter ending March 31, 2014 to be substantially in the form required by the Term Loan Agreement;

(c)                                  the Event of Default under Section 10.1.(b)(i) of the Term Loan Agreement resulting from the failure of the Borrower to provide notice to the Administrative Agent pursuant to Section 8.4.(h) of the Term Loan Agreement of the occurrence of the Event of Default described in the immediately preceding subsection (b); and

(d)                                 the Event of Default under Section 10.1.(d)(iii) of the Term Loan Agreement resulting from the existence or occurrence of any of the Specified Events of Default (as defined in the Credit Agreement Amendment referred to below).

The Borrower, the Administrative Agent and the Lenders acknowledge that neither of the Events of Default described in item 1 of Schedule 1 of the Forbearance Agreement occurred.

Section 2.  Specific Amendments to Term Loan Agreement.  The parties hereto agree that the Term Loan Agreement is amended as follows:

(a)                                 The Term Loan Agreement is amended by deleting the definitions of the terms “Business Management Agreement”, “Property Management Agreement” and “RMR” from Section 1.1.

(b)                                 The Term Loan Agreement is amended by restating the definition of the term “Material Contract” in Section 1.1. in its entirety as follows:

“Material Contract” means any contract or other arrangement (other than Loan Documents and Specified Derivatives Contracts), whether written or oral, to which the Borrower, any Subsidiary or any other Loan Party is a party as to which the breach, nonperformance, cancellation or failure to renew by any party thereto could reasonably be expected to have a Material Adverse Effect.

(c)                                  The Term Loan Agreement is amended by restating Section 10.1.(l) in its entirety as follows:

(l)                                     Change of Control.

(i)                                     Any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), is or becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person will be deemed to have “beneficial ownership” of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 35.0% of the total voting power of the then outstanding voting stock of the Borrower; or

(ii)                                  At any time during (x) the period commencing on May 24, 2014 and ending on May 23, 2015 and (y) any period of 12 consecutive months ending after May 23, 2015, individuals who at the beginning of any such period constituted the Board of Trustees of the Borrower (together with any new trustees (A) whose election by such Board or (B) whose nomination for election by the shareholders of the Borrower, in the case of either (A) or (B), was approved by a vote of a majority of the trustees then still in office who were either trustees at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Trustees of the Borrower then in office.

(d)                                 The Term Loan Agreement is amended by replacing each of items 1 through 5 on Schedule 6.1(h) with “[Intentionally Omitted].”

Section 3.  Conditions Precedent.  The effectiveness of this Amendment (other than Section 6 below which shall become effective upon the Borrower’s execution and delivery of a counterpart of this Amendment to the Administrative Agent) is subject to receipt by the Administrative Agent of each of the following, each in form and substance satisfactory to the Administrative Agent:

(a)                                 a counterpart of this Amendment duly acknowledged and agreed by the Borrower and the Guarantors, and executed and delivered by the Administrative Agent and Lenders holding at least 66 2/3% of the principal amount of the aggregate outstanding Loans;

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(b)                                 evidence that all fees, expenses and reimbursement amounts due and payable to the Administrative Agent, including without limitation, the fees and expenses of counsel to the Administrative Agent, have been paid;

(c)                                  evidence that an amendment and waiver (the “Credit Agreement Amendment”) containing substantially the same terms and conditions as this Amendment has been entered into with respect to that certain Credit Agreement dated as of August 9, 2010 by and among the Borrower, the financial institutions party thereto as “Lenders”, Wells Fargo Bank, National Association, as Administrative Agent, and the other parties thereto; and

(d)                                 such other documents, instruments and agreements as the Administrative Agent may reasonably request.

Section 4.  No Waiver.  Except for the waiver of the Specified Events of Default provided for in Section 1 above, neither the existence of this Amendment nor the agreements of the Administrative Agent and the Lenders herein is, nor shall either be deemed or construed in any way to be, a waiver of any Default or Event of Default.

Section 5.  Effect; Termination of Forbearance Agreement.  Except as otherwise provided herein, the terms and conditions of the Term Loan Agreement and the other Loan Documents remain in full force and effect.  The amendments contained herein shall be deemed to have prospective application only from the date as of which this Amendment is dated.  Upon the effectiveness of this Amendment, the Forbearance Agreement shall be deemed terminated and of no further force or effect except for Sections 7 and 10 thereof which shall remain in effect.

Section 6.  Release of Claims.  Notwithstanding the failure of any condition precedent set forth in Section 3 above to be satisfied, the Borrower hereby forever releases and forever discharges the Administrative Agent, the Lenders, the Lead Arrangers, the Syndication Agents and their respective Affiliates and their and their Affiliates’ respective subsidiaries, parents, shareholders, partners, officers, directors, employees, agents, attorneys, heirs, successors and assigns, both present and former (collectively, the “Released Parties”) from any and all claims, actions, causes of action, defenses, suits, controversies, damages, judgments and demands whatsoever, asserted or unasserted, in contract, tort, law, equity or otherwise (collectively, “Claims”) which the Borrower has or may have against any of the Released Parties by reason of any action, failure to act, matter or thing whatsoever arising from or based on facts occurring prior to the date hereof that in any way may arise out of, be connected to or in any other way be related to any of the Loan Documents, including but not limited to any Claim that relates to, in whole or in part, directly or indirectly, (a) the making or administration of the Loans, (b) any such Claims based on fraud, mistake, duress, usury or misrepresentation, or any other Claim based on so-called “lender liability” theories, (c) any actions or omissions of any of the Administrative Agent, any Lender or any other Released Party in connection with the initiation or continuing exercise of any right or remedy contained in the Loan Documents or available under Applicable Law or otherwise, (d) lost profits, (e) loss of business opportunity, (f) increased financing costs, (g) increased legal or other administrative fees or (h) damages to business reputation.  Furthermore, the Borrower hereby covenants and agrees not to bring, commence, prosecute, maintain, or cause or permit to be brought, commenced, prosecuted or maintained, any suit or action, either at law or in equity, in any court or before any other administrative or judicial authority, regarding any cause of action or other Claim the Borrower may have against any of the Administrative Agent, any Lender or any other Released Party arising out of, in connection with or in any way relating to any of the Loan Documents or otherwise.

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Section 7.  No Third Party Beneficiaries.  No Person other than the Borrower, the Administrative Agent and the Lenders is intended to be a beneficiary hereof and no Person other than the Borrower, the Administrative Agent and the Lenders shall be authorized to rely upon the contents of this Amendment.

Section 8.  Entire Agreement. This Amendment and the other Loan Documents constitute the entire understanding of the parties with respect to the subject matter hereof and thereof.

Section 9.  Loan Document.  This Amendment shall constitute a “Loan Document” for all purposes of the Term Loan Agreement.

Section 10.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 11.  Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns. To facilitate execution, this Amendment and any amendments, waivers, consents or supplements may be executed in any number of counterparts as may be convenient or required (which may be effectively delivered by facsimile, in portable document format (“PDF”) or other similar electronic means).  It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart.  All counterparts shall collectively constitute a single document.  It shall not be necessary in making proof of this document to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto.

Section 12.  Definitions.  All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Term Loan Agreement.

[Signatures on Following Page]

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[Signature Page to Fourth Amendment to Term Loan Agreement and Waiver for CommonWealth REIT]

Very truly yours,

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Lender

By:	/s/ Winita Lau
	Name:	Winita Lau
	Title:	Vice President

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REGIONS BANK, as a Lender

By:	/s/ Michael R. Mellott
	Name:	Michael R. Mellot
	Title:	Director

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[Signature Page to Fourth Amendment to Term Loan Agreement and Waiver for CommonWealth REIT]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Joshua Freedman
	Name:	Joshua Freedman
	Title:	Authorized Signatory

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COMPASS BANK, as a Lender

By:	/s/ S. Kent Gorman
	Name:	S. Kent Gorman
	Title:	Senior Vice President

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[Signature Page to Fourth Amendment to Term Loan Agreement and Waiver for CommonWealth REIT]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ David Heller
	Name:	David Heller
	Title:	Senior Vice President

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[Signature Page to Fourth Amendment to Term Loan Agreement and Waiver for CommonWealth REIT]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ John R. Roach, Jr.
	Name:	John R. Roach, Jr.
	Title:	Vice President

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[Signature Page to Fourth Amendment to Term Loan Agreement and Waiver for CommonWealth REIT]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By:	/s/ Charles Stewart
	Name:	Charles Stewart
	Title:	Director

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[Signature Page to Fourth Amendment to Term Loan Agreement and Waiver for CommonWealth REIT]

CAPITAL ONE, N.A., as a Lender

By:	/s/ Frederick H. Denecke
	Name:	Frederick H. Denecke
	Title:	Senior Vice President

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[Signature Page to Fourth Amendment to Term Loan Agreement and Waiver for CommonWealth REIT]

UNION BANK, N.A., as a Lender

By:	/s/ Charles Stewart
	Name:	Charles Stewart
	Title:	Director

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[Signature Page to Fourth Amendment to Term Loan Agreement and Waiver for CommonWealth REIT]

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Mark Edwards
	Name:	Mark Edwards
	Title:	Senior Vice President

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[Signature Page to Fourth Amendment to Term Loan Agreement and Waiver for CommonWealth REIT]

TD BANK, N.A., as a Lender

By:	/s/ George Sullivan
	Name:	George Sullivan
	Title:	Vice President

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[Signature Page to Fourth Amendment to Term Loan Agreement and Waiver for CommonWealth REIT]

COMERICA BANK, as a Lender

By:	/s/ Casey L. Stevenson
	Name:	Casey L. Stevenson
	Title:	Vice President

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[Signature Page to Fourth Amendment to Term Loan Agreement and Waiver for CommonWealth REIT]

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ William G. Karl
	Name:	William G. Karl
	Title:	Executive Officer

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[Signature Page to Fourth Amendment to Term Loan Agreement and Waiver for CommonWealth REIT]

Acknowledged and accepted:

BORROWER:

COMMONWEALTH REIT

By:	/s/ Orrin Shifrin
	Name:	Orrin Shifrin
	Title:	Secretary

GUARANTORS:

ASA PROPERTIES TRUST
BLUE DOG LLC
BLUE DOG PROPERTIES TRUST
CANDLER ASSOCIATES, L.L.C.
CANDLER PROPERTY TRUST
CW LA PROPERTIES TRUST
CW NOM LLC
FIRST ASSOCIATES LLC
HAWAII 2X5 O PROPERTIES TRUST
HRPT LENEXA PROPERTIES TRUST
HUB ACQUISITION TRUST
HUB MADRONE PROPERTIES LLC
HUB MID-WEST LLC
HUB PROPERTIES GA LLC
HUB PROPERTIES TRUST
HUB REALTY FUNDING, INC.
INDEMNITY COLLECTION CORPORATION
OSCAR PROPERTIES TRUST

By:	/s/ Orrin Shifrin
	Name:	Orrin Shifrin
	Title:	Secretary

HRPT MEDICAL BUILDINGS REALTY TRUST
HUB MA REALTY TRUST
MOB REALTY TRUST
PUTNAM PLACE REALTY TRUST

By:	/s/ Orrin Shifrin
	Name:	Orrin Shifrin
	Title:	Trustee